UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2010

Item 1. Report to Stockholders.

FPA Crescent Fund

Annual Report

March 31, 2010

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

53190

LETTER TO SHAREHOLDERS

Dear Shareholders:

Overview

Momentum continues to propel the stock market, which rose another 5.4% in 2010's first quarter, bringing the rise from its March 2009 nadir to 76.8% and drawing the optimists out in force.1 Crescent returned 4.3% in the quarter. More detailed returns of both the Fund and comparative indices can be found at the end of this commentary.

Everyone loves a winner. It looks like business as usual. What is clear is that the stock market has had a V-shaped recovery. As for the economy, however, we lack the clarity. We prefer to be optimists but in our perennial effort to prepare for the worst, we find the current environment dismissive of risks both global and domestic; whereas a year ago, the exact opposite was true.

Nothing reflects this truth more than the yield-to-maturity (YTM) of Crescent's corporate bond portfolio, which stood at an historic high 22.8% at the end of the first quarter of 2009. We believed that the market had priced in a depression for corporate bonds, but not in equities. As a result, our corporate bond exposure, largely high-yield and distressed, grew to around 33% of the portfolio, up 5x from just 6 months earlier. Today, one short but dramatic year later, the YTM is at an all-time low of 7.8%. Needless to say, our corporate bond book has shrunk dramatically to 22%. Given a relatively short duration, you can expect this to continue to shrink each quarter unless spreads to Treasuries expand.

We do not see, save for the odd one-off investment, great places to deploy capital today — an observation that we invariably find unnerving. That does not seem to be the case for the infant-guided investors of E-trade, but who wants to take advice from an infant? The risk we are faced with today is one of missing gains. We would rather take that chance than risk waking up one morning and finding our shared portfolio value missing too many digits. My goal at our 1993 inception was to provide the best risk-adjusted returns possible. We are successfully 17 years along that path, but we aspire to be the best over 25 years — a lofty goal, but we believe an attainable one. We seek to offer our shareholders a place to invest their hard-earned savings with less fear. That means our Fund has to continue to deliver our returns while providing our clients with lower volatility than the market and most equity funds. For many, it is not just getting the return, it is how you get there. A path with dramatic ups and downs in market price tends to scare the typical investor. If we can deliver more stable returns, investors will hopefully have less reason to panic and sell, which would cause them to miss a subsequent rise. We believe this makes Crescent an excellent hub in a hub-and-spoke investment strategy that includes more sector-specific and possibly more volatile investments serving as the spokes.

A year ago, most investors were as depressed as their portfolios, but we were happy with lots to buy. The tables have turned, and there is much appreciation for the appreciation. We are less appreciative.

Our annualized returns from inception have been in excess of 11.2%2. Considering that our cash levels have averaged in the mid-twenty percent range, and that stocks have averaged less than 50% of the Fund's assets, you can infer that our stock performance is clearly higher, as compared to the stock market's return of 7.9%.2

Economy

The Fed is doing its best to reflate — or is it ignite? There continues to be excellent economic data being reported both here and abroad, and the stock market has reacted favorably. The question remains: What is sustainable growth? The U.S. government's omnipresence has revealed itself in its transfer of private liabilities to the public sector, and becoming a giant liquidity machine, the lender of last resort, a guarantor of mortgages and

1 S&P 500.

2 Inception was June 2, 1993.

more, a provider of jobs, a purchaser of MBS and ABS, grantor of transfer payments, tax credits, and tax cuts....3 What next? A utopian view suggests that the private sector picks up the slack as the government retrenches. A utopian Aldous Huxley we are not. It is not merely difficult for us to determine where the U.S. economy stands — it is impossible (at least for us).

We have a host of questions to which we do not know answers.

•  When will the Fed begin asset sales? It is not a question of "if," but "when" the Fed begins its asset sales. Too soon could further undermine housing. Too late could create another easy-credit asset bubble and set the stage for inflation and/or a weak economy.

•  How long can spending grow faster than incomes?

•  How much of a negative impact will higher state and local taxes have on GDP?

•  Can we have much more than mediocre growth once the bounce-back benefits dissipate?

•  How long, and to what extent, will deleveraging continue to subvert growth? (We're guessing years.)

•  Will private liabilities continue to become public sector responsibilities?

We also see the potential for worsening municipal problems, both state and local. As we have discussed in prior commentaries, municipal budgets are in disarray, with revenues dropping faster than spending — never a good metric. Layer on off-balance sheet liabilities in the form of underfunded pension plans, and the numbers deteriorate precipitously. According to a Stanford University study, California alone has more than $500 billion of unfunded pension liabilities.4

We feel our lack of faith, although depressing, is justified. We do not believe that our government has our best long-term interests at heart. The bastardized healthcare bill recently passed by a partisan Congress is an example of a hijacked legislative process. In the beginning, healthcare reform had two purposes:

1) To provide health services to the 30 million to 40 million people who do not have it today.

2) To address exploding healthcare costs that continue to increase well in excess of inflation. The cost of healthcare in the U.S. now represents a reckless 17% of GDP — almost 2x other industrialized nations.5

Only the first goal was realized. The healthcare bill did not address the second objective and our system still awaits the necessary controls and gatekeepers to regulate access and control costs. Healthcare bill supporters pointed to the Congressional Budget Office (CBO) report, which concluded that healthcare reform would result in an estimated $138 billion deficit reduction over 10 years. The CBO, however, is only required "to take written legislation at face value and not second-guess the plausibility of what it is handed."6 Douglas Holtz-Eakin, CBO director from 2003-2005, argues that the healthcare bill's authors manipulated the CBO scoring process and used "fantasy accounting" to produce the projected deficit reduction. Instead of cutting the budget deficit, Holtz-Eakin estimates that the healthcare bill will likely end up costing half a trillion dollars over the first 10 years. Such bad government can only result in poor outcomes. As Scottish writer and poet Robert Louis Stevenson once said, "Sooner or later, everyone sits down to a banquet of consequences."

3 As an aside, 17% of personal income stems from government social benefits. Plus the government is adding jobs, increasing its stake in wages, salaries, and benefits.

4 Stanford University study, "Going for Broke: Reforming California's Public Employee Pension Systems," April 2010.

5 OECD average = 9%

6 Holtz-Eakin, Douglas. "The Real Arithmetic of Health Care Reform." New York Times, March 21, 2010.

Investments

When the market increases more than 75% from its lows, it's just not easy for the more circumspect to put capital to work. As we said, our corporate bond portfolio yielded a low 20s% return a year ago, but now that yield is at its lowest level since the Fund's inception. Without an industry group or asset class, there are not enough "one-offs" today with which to populate a portfolio. But there are a few. We offer an example below.

Occidental Petroleum

We continue to learn more from our failures than from our successes. Our latest lesson stems from the disappointing outcome of our investment in ConocoPhillips (COP). We initially made this investment in 2006, not long after the company made its largest investment in Burlington Resources. The company argued at the time that Burlington gave it the scale and long-lived reserves platform necessary for growth. Disbelieving investors sold COP stock, causing it to trade at a discount to its peers. We overcame our initial skepticism and bought management's pitch — hook, line, and sinker. Management at first exhibited a shareholder-friendly use of cash flow in the form of share repurchases, debt repayment and dividends. Then it turned into Mr. Hyde in a series of misguided capital commitments. Thankfully, the humane public markets allow for catch and release. After COP underperformed its peer group both in operating metrics and stock performance, we sold the stock in the first quarter, incurring a 15% loss, and then redeployed that capital into Occidental Petroleum (OXY).

OXY is unusual in that it is the only large oil company that has actually met its stated reserve replacement targets. Although the Deutsche Bank charts below only compare OXY to three of its competitors, the picture is similar when compared to the other major integrated oil companies.

Production Growth — Actual vs. Target

We expect OXY to continue to meet its reserve replacement targets. Just as important, the company has replaced its reserves and increased production at an enviable cost per boe (barrel of oil equivalent). OXY had been a moribund third tier oil company until President Stephen Chazen, a former head of Merrill Lynch investment banking, joined the company in 1994. Since then, he has developed and executed a long-term game plan that allowed OXY to join the majors without competing for the same assets.

OXY gained mineral rights by purchasing (not leasing) California land that most of the majors were either not drilling or were ready to sell. Conventional wisdom was that California's best oil production days were behind it. That may be, but OXY believed the complex geology in California meant that there were pockets of undiscovered, low-cost oil throughout the state. California is regularly subjected to massive tectonic shifts. As a result, gushers found 100 years ago at 3,000 feet can be found today in similar sedentary layers at 13,000 feet. OXY patiently accumulated what is now 1.3 million acres of land in California. We want to emphasize "patiently" because they chose not to drill for many years. California law requires that they publish the results of the wells they drill no later than one year after the fact. By accumulating land but postponing the drilling, they were able to keep buying land with little competition. Drilling has since begun, and recent wells in the San Joaquin Basin point to 150 to 250 million barrels of reserves — the biggest on-shore oil discovery in at least 30 years.

Better yet, those reserves have a relatively low extraction cost (<$20/boe) in an area of less than 5,000 acres. We believe such successes will be unusual as they exploit the remaining acreage — but not extraordinary. We also believe there will be other significant finds, and we do not believe OXY's stock price reflects that potential. At the very least, OXY should continue to surpass its peers in low-cost reserve replacement, and retain the unique and enviable position of spending less each year to maintain production (maintenance capital spending) than the amount of depreciation, depletion, and amortization that it expenses. At best, the California "re-discoveries" add billions of barrels of oil to OXY's reserve base, a value not reflected in the stock price today. Traditional EBITDA measures in a peer group comparison do a disservice to Oxy, since they don't reflect the full option value of the company's California properties as they earn very little money today.7

A combination of factors, including increased production from low-cost reserves, a possible higher multiple from investors, and oil prices that we believe are more likely to move higher than lower, should contribute to stock price performance in excess of the market, albeit with the cyclical risks attendant any oil company.

Despite some select investments, the world is fairly priced (if things are not as rosy as they appear). Stocks and corporate debt are not cheap enough in the face of a future that does not seem to have priced in uncertainty. According to the Shiller data, Price/Earnings (P/E) ratios are above their historic average. This can be partly explained by low interest rates, and as others have argued, by a lower-than-typical dividend payout ratio. We believe in the Shiller P/E's relevancy given that we expect higher interest rates in the future, and that although payouts are lower than in the past, so is future expected GDP growth.

7 EBITDA = earnings before interest, taxes, depreciation and amortization.

P/E Using 10-Year Average Earnings8

High-yield bonds are even less attractive than stocks. The current yield of the Merrill Lynch Index at 8.3% is not enough of a margin of safety to offset the risk of another credit event or of higher interest rates (for the longer duration bonds). Junk bonds yielded 19.8% more than 5-year Treasuries a year ago, but have since declined 71% to just 5.7% today — 0.2% less than the average spread since 1988. As far as new issues are concerned, the 10-year Treasury is probably more relevant, and that spread now rests a full 1.0% lower than the average over the last couple decades.9

Merrill Lynch High Yield Index (YTM) vs 5 & 10-Year U.S. Treasury Yield

8 Online data from Robert J. Shiller, March 18, 2010; http://www.econ.yale.edu/~shiller/data.htm.

9 Bloomberg, Merrill Lynch.

With the typical money market fund yielding less than 1.0% and 3-month T-Bills just 0.16%, the government is making it exceedingly difficult to hold cash. We are speaking to many people who are making investments because they just cannot bear the pain of such low rates of return on their cash; this universe includes individual investors who want or need the income and professional investors who abhor the idea of being left behind by the competition.

Friends and investors of ours at a bankruptcy workout firm explained that there is such need for returns that they are easily filling every deal that becomes available. The return of capital concern of last year has been replaced in some cases by a return on capital need. We posit that the latter will provide our opportunity.

Closing

We live today and each day the same as in the past; that is, we tend to underperform when the market is on a tear. At the moment, we feel a bit like a dull knife, lacking an edge in a market that seems to offer nothing but upticks. We like panic selling. We do not like panic buying. Historically, we have participated in 73% of the upside, but given our risk-averse orientation, just 51% of the downside.10 We are not managing any differently to cause our upside and downside participation to be substantively different from our history. We continue to believe that as long as we do right, we cannot be wrong.

As we continually strive to improve our research capability, we welcome aboard Elizabeth Douglass, a former business journalist from the Los Angeles Times. Liz will add (and has already) differentiated and necessary support to our qualitative effort. She will be responsible for gathering data and performing channel checks in business segments of companies and industries that we either own or are considering. We would also like to bring to your attention that Lawrence J. Sheehan retired from the Board in February of this year. Larry began his service to the Fund as a Trustee and as legal counsel starting in 2002. His wise counsel and thoughtful guidance will be missed.

We leave you with Herbert Hoover's thoughts in the spring of 1930: "While the crash only took place six months ago, I am convinced we have now passed through the worst — and with continued unity of effort we shall rapidly recover."11

Respectfully submitted,

Steven Romick
President
April 23, 2010

10 Average of relative experience versus the Russell 2500 and S&P 500 Indices. Supporting information available at the end of this commentary.

11 "Breakfast with Dave," by David Rosenberg, Gluskin Sheff chief strategist, April 8, 2010

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. Russell 2500, Barclay's Capital Government/Credit Index and the Balanced Benchmark from April 1, 2000 to March 31, 2010

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Barclay's Capital Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclay's Capital Government/Credit Index, reflecting a neutral mix of approximately 60% stocks and 40% bonds. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

March 31, 2010 (Unaudited)

Portfolio Characteristics

	FPA Crescent		Russell 2500		S&P 500		Barclays Capital Gov't/Credit
Stocks
Price/Earnings TTM	13.8	x	35.3	x	20.9	x
Price/Earnings 2010 est.	12.4	x	21.1	x	16.0	x
Price/Book	1.5	x	1.9	x	2.2	x
Dividend Yield	1.4%		1.3%		1.9%
Average Weighted Market Cap (billion)	$40.4		$2.5		$84.7
Median Market Cap (billion)	$6.4		$0.6		$9.7
Bonds
Duration (years)	1.6						5.3
Maturity (years)	1.9						7.5
Yield-to-Worst	3.9%						3.1%
Yield-to-Worst (corporate only)	7.8%

Portfolio Analysis

10 Largest Holdings

Ensco	4.2%
CIT Group Bonds*	3.3%
Covidien	2.9%
AON	2.5%
American General Finance Bonds*	2.3%
Vodafone Group	2.2%
PetSmart	2.1%
Occidental Petroleum	2.1%
International Leasing Finance*	1.9%
Omnicare	1.8%
Total	25.3%

* Various issues

Excludes U.S. Gov't Securities

Portfolio Composition

Asset Class
Common Stocks, Long	42.6%
Common Stocks, Short	-5.5%
Limited Partnerhips	0.9%
Corporate Fixed Income	21.4%
Mortgages	0.5%
U.S. Gov't. Bonds	2.8%
Net Liquidity (Cash Ex-Short Rebate)	29.1%
Geographic
U.S.	45.1%
Europe	16.3%
Other	1.3%

Performance Statistics

	FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
Statistics
Gain in Up Months - Cumulative	343.3%	337.6%	518.5%	427.9%
Upside Participation		101.7%	66.2%	80.2%
Loss in Down Months - Cumulative	-153.9%	-186.2%	-330.4%	-279.9%
Downside Participation		82.7%	46.6%	55.0%
Up Month - Average	2.6%	2.5%	4.1%	3.3%
Down Month - Average	-2.2%	-2.7%	-4.4%	-3.8%
Delta between Up/Down months	4.8%	5.2%	8.5%	7.1%
Worst Month	-13.9%	-13.9%	-21.5%	-16.8%
Best Month	12.6%	9.3%	15.4%	9.8%
Standard Deviation	10.68	11.18	18.47	15.26
Sharpe Ratio (using 5% risk-free rate)	0.58	0.33	0.25	0.19
Performance
Quarter	4.3%	6.2%	9.2%	5.4%
Calendar YTD	4.3%	6.2%	9.2%	5.4%
1 Year - Trailing	37.2%	40.2%	65.7%	49.8%
3 Years - Trailing	3.6%	1.1%	-3.2%	-4.2%
5 Years - Trailing	6.6%	5.1%	4.1%	1.9%
10 Years - Trailing	11.5%	5.9%	4.8%	-0.7%
15 Years - Trailing	11.2%	8.9%	9.7%	7.8%
From Inception[a]	11.2%	8.7%	9.6%	7.9%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

March 31, 2010 (Unaudited)

HISTORICAL PERFORMANCE

Calendar Year-End		FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
2009		28.4%	22.5%	34.4%	26.5%
2008		-20.6%	-21.4%	-36.8%	-37.0%
2007		6.8%	3.9%	1.4%	5.5%
2006		12.4%	11.2%	16.2%	15.8%
2005		10.8%	6.0%	8.1%	4.9%
2004		10.2%	12.7%	18.3%	10.9%
2003		26.2%	28.1%	45.5%	28.7%
2002		3.7%	-6.6%	-17.8%	-22.1%
2001		36.1%	4.8%	1.2%	-11.9%
2000		3.6%	7.9%	4.3%	-9.1%
1999		-6.3%	13.3%	24.2%	21.0%
1998		2.8%	4.9%	0.4%	28.6%
1997		22.0%	18.5%	24.4%	33.4%
1996		22.9%	12.6%	19.0%	23.0%
1995		26.0%	26.7%	31.7%	37.6%
1994		4.3%	-2.0%	-1.1%	1.3%
1993	[a]	9.6%	8.2%	10.1%	5.3%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. We employ a strategy of selectively investing across a company's capital structure (i.e., a combination of equity and debt securities) that we believe have the potential to increase in market value, in order to achieve rates of return with less risk than the broad U.S. equity indices.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,a 11% better than the equity indexes. FPA Crescent has, on average from inception, captured 73% of the upside monthly performance but just 51% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility as measured by its Standard Deviation from inception.a On average, the Fund's Standard Deviation is 37% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only two years of negative performance since inception,a the worst a loss of 21%. FPA Crescent's maximum drawdown is 37% better than its benchmarks.

	Crescent	60% R2500/40% BCGC	R2500	S&P 500
Number loss years since inception[a]	2	3	3	4
Maximum Drawdown[b]	-29%	-33%	-53%	-51%

Performance

FPA Crescent has beaten the stock indexes for the inception-to-date time period.a

Conclusion

FPA Crescent has met its objective since inception, having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.a

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized. The annualized performance of the Russell 2500 and Barclays Capital Government/Credit Indexes begins 6/1/93.

b Maximum Drawdown is the largest percentage peak to trough decline in value that has occurred since inception.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Distributed by FPA Fund Distributors, Inc., a subsidiary of First Pacific Advisors, LLC.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclays Capital Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Barclays Capital Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MAJOR PORTFOLIO CHANGES

For the Six Months Ended March 31, 2010
(Unaudited)

	Shares or Principal Amount
NET PURCHASES
Common Stocks
Abbott Laboratories (1)	915,000	shs.
Aon Corporation (1)	1,925,000	shs.
Apache Corporation (1)	500,000	shs.
Ensco plc	879,800	shs.
Genting Malaysia Berhad (1)	37,836,900	shs.
Henkel AG & Co. KGaA (1)	462,139	shs.
Occidental Petroleum Corporation (1)	810,000	shs.
Omnicare, Inc.	967,000	shs.
Pfizer Inc. (1)	2,450,000	shs.
Transatlantic Holdings Inc.	445,000	shs.
Vodafone Group plc (1)	3,100,000	shs.
Limited Partnership
Endeavour Financial Restoration Fund, L.P. (1)	$30,000,000
Non-Convertible Bonds & Debentures
Capital Automotive L.P. — 2.73% 2012	$43,912,500
CIT Group Inc. — 13% 2012	$23,609,000
Prestige Brands Holdings, Inc. — 9.25% 2012 (1)	$10,000,000
Stanwich Mortgage Trust Series 2009-2 — 5% 2049 (1)	$27,024,741
NET SALES
Common Stocks
The Brink's Company (2)	443,500	shs.
Brink's Home Security Holdings Inc. (2)	257,500	shs.
Chevron Corporation	601,700	shs.
ConocoPhillips (2)	891,500	shs.
Health Net, Inc.	1,080,179	shs.
Lowe's Companies, Inc.	702,600	shs.
Non-Convertible Bonds & Debentures
CIT Group Funding Canada — 5.60% 2011 (2)	$13,696,000
International Lease Finance Corporation — 5.4% 2010 (2)	$10,604,000
Navistar International Corporation — 3.4963% 2012 (2)	$12,521,000
The Rouse Company — 7.2% 2012 (2)	$26,512,000
Willis North America — 5.125% 2010 (2)	$11,760,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2010

COMMON STOCKS — LONG	Shares	Value
ENERGY — 11.8%
Apache Corporation	500,000	$50,750,000
Arkema S.A	806,000	29,844,729
Chevron Corporation	298,300	22,620,089
Ensco plc†	3,050,000	136,579,000
Occidental Petroleum Corporation	810,000	68,477,400
Rowan Companies, Inc.	744,600	21,675,306
Total S.A. (ADR)	1,020,000	59,180,400
		$389,126,924
HEALTH CARE — 10.0%
Abbott Laboratories	915,000	$48,202,200
Amgen Inc.*	328,600	19,637,136
Covidien plc	1,925,000	96,789,000
Heath Net, Inc.*	756,000	18,801,720
Omnicare, Inc.	2,100,000	59,409,000
Pfizer Inc.	2,450,000	42,017,500
WellPoint, Inc.*	668,000	43,005,840
		$327,862,396
FINANCIAL SERVICES — 6.1%
Aon Corporation	1,925,000	$82,216,750
Assurant, Inc.†	1,025,000	35,239,500
CIT Group Inc.*	740,303	28,842,205
Discover Financial Services	1,145,700	17,070,930
Transatlantic Holdings Inc.	735,000	38,808,000
		$202,177,385
RETAILING — 4.5%
eBay Inc.*	1,143,700	$30,822,715
Lowe's Companies, Inc.	655,400	15,886,896
PetSmart, Inc.	2,150,000	68,714,000
Wal-Mart Stores, Inc.	600,000	33,360,000
		$148,783,611
INDUSTRIAL PRODUCTS — 3.2%
AGCO Corporation*	675,000	$24,212,250
Cookson Group plc	3,582,030	29,717,954
Cymer, Inc.*	382,300	14,259,790
Henkel AG &Co. KGaA	462,139	21,344,952
Trinity Industries, Inc.	714,900	14,269,404
		$103,804,350
TELECOMMUNICATIONS — 2.2%
Vodafone Group plc (ADR)	3,100,000	$72,199,000

PORTFOLIO OF INVESTMENTS

March 31, 2010

COMMON STOCKS — LONG — Continued	Shares or Principal Amount	Value
REAL ESTATE — 1.5%
Countrywide Holdings, Ltd. — A*,**	3,092,167	$15,960,220
Countrywide Holdings, Ltd. — B*,**	3,092,167	47,001
Genting Malaysia Berhad	37,836,900	33,288,905
		$49,296,126
CONSUMER NON-DURABLE GOODS — 1.0%
Koninklijke Philips Electronics N.V.	982,600	$31,462,852
WestPoint International, Inc.*,**,††	167,161	1,410,839
WestPoint International, Inc. — rights*,**,††	149,230	—
		$32,873,691
AUTOMOTIVE — 0.5%
Group 1 Automotive, Inc.	502,200	$16,000,092
INVESTMENT COMPANIES — 0.4%
Ares Capital Corporation	925,209	$13,730,101
MULTI-INDUSTRY — 0.4%
Onex Corporation	441,400	$12,557,389
SERVICE — 0.4%
G&K Services, Inc.	458,502	$11,866,032
OTHER COMMON STOCKS — 0.6%		$21,936,000
TOTAL COMMON STOCKS — 42.6% (Cost $1,192,710,575)		$1,402,213,097
LIMITED PARTNERSHIP — 0.9% (Cost $30,000,000)
Endeavour Financial Restoration Fund, L.P.*,**,††	$30,000,000	$30,578,150
BONDS & DEBENTURES
CONVERTIBLE BONDS & DEBENTURES
REAL ESTATE — 1.1%
Forest City Enterprises, Inc. — 3.625% 2011	$3,886,000	$3,827,710
Prologis — 2.625% 2038	10,536,000	9,890,670
SL Green Realty Corp. — 3% 2027**	22,001,000	21,148,461
		$34,866,841
TECHNOLOGY — 0.3%
Lucent Technologies Inc. — 2.875% 2023	$11,097,000	$11,055,386

PORTFOLIO OF INVESTMENTS

March 31, 2010

CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Value
FINANCIAL SERVICES — 0.3%
National Financial Partners Corp. — 0.75% 2012	$11,325,000	$10,121,719
ADVERTISING — 0.2%
The Interpublic Group of Companies, Inc. — 4.25% 2023	$7,584,000	$7,830,480
AUTOMOTIVE — 0.2%
Group 1 Automotive, Inc. — 2.25% 2036	$7,000,000	$5,801,250
TOTAL CONVERTIBLE BONDS & DEBENTURES — 2.1% (Cost $44,759,314)		$69,675,676
NON-CONVERTIBLE BONDS & DEBENTURES
SHORT-TERM U.S. GOVERNMENT & AGENCIES — 22.1%
Federal National Mortgage Association — 12/01/10	$35,573,000	$35,485,846
U.S. Treasury Bills
—0.17% 04/22/10	90,000,000	89,992,179
—0.235% 04/01/10	50,000,000	50,000,000
—0.305% 06/17/10	50,000,000	49,984,170
—0.325% 07/15/10	100,000,000	99,952,750
—0.35% 08/26/10†	292,000,000	291,756,764
—0.38% 03/10/11	50,000,000	49,818,972
—0.425% 07/01/10†	60,000,000	59,976,342
		$726,967,023
FINANCIAL SERVICES — 11.9%
American Capital, Ltd. — 8.85% 2012	$46,824,000	$47,233,710
American General Finance Company
—4% 2011	1,900,000	1,866,750
—4.625% 2010	5,111,000	5,136,606
—4.875% 2012	8,141,000	7,672,893
—5.375% 2012	18,011,000	16,930,340
—5.625% 2011	26,430,000	25,967,475
—5.85% 2013	3,486,000	3,268,125
—5.9% 2012	357,000	340,935
—6.9% 2017	15,366,000	13,483,665
CIT Group Inc.
—7% 2013	8,600,470	8,374,708
—7% 2014	12,900,711	12,232,712
—7% 2015	12,900,711	12,046,039
—7% 2016	21,501,189	19,846,672
—7% 2017	30,101,668	27,829,594
—13% 2012 (Floating)**	27,998,100	29,048,029

PORTFOLIO OF INVESTMENTS

March 31, 2010

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Value
Delta Air Lines, Inc.
—7.111% 2011	$9,971,000	$10,403,043
—7.57% 2010	3,952,000	4,037,482
E*Trade Financial Corporation — 12.5% 2017	2,125,000	2,539,375
Ford Credit Europe
—7.125% 2012	€14,800,000	20,391,387
—7.125% 2013	€7,500,000	10,350,799
—7.875% 2011 Series F	£7,950,000	12,333,204
International Lease Finance Corporation
—4.75% 2012	$5,817,000	$5,666,398
—4.875% 2010	942,000	944,496
—5.125% 2010	6,625,000	6,629,770
—5.3% 2012	7,675,000	7,463,938
—5.35% 2012	14,816,000	14,453,008
—5.4% 2012	1,628,000	1,591,370
—5.625% 2010	3,150,000	3,179,138
—5.65% 2014	5,515,000	5,095,198
—5.75% 2011	5,638,000	5,656,718
—5.875% 2013	6,976,000	6,637,315
—6.625% 2013	1,612,000	1,567,670
—6.75% 2015**	2,826,615	2,893,889
—7% 2016**	2,073,385	2,099,302
iStar Financial Inc.
—5.125% 2011	2,272,000	2,011,038
—10% 2014**	6,185,000	6,154,075
Northwest Airlines Corporation — 6.841% 2011	1,579,000	1,587,558
Residental Capital, LLC — 8.5% 2010	11,802,000	11,696,844
SLM Corporation — 5.45% 2011	6,280,000	6,380,731
Willis North America — 5.625% 2015	9,038,000	9,208,728
		$392,250,727
REAL ESTATE — 2.7%
Capital Automotive L.P. — 2.73% 2012 (Floating)**	$67,903,342	$63,489,625
Countrywide Holdings, Ltd. — 10% 2018**	£8,273,712	12,748,727
HCP, Inc.
—4.875% 2010	$5,914,000	5,989,226
—6.3% 2016	3,120,000	3,176,066
—7.072% 2015	3,076,000	3,295,380
		$88,699,024

PORTFOLIO OF INVESTMENTS

March 31, 2010

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Value
RETAILING — 2.0%
Michaels Stores, Inc. — 2.5% 2013 (Floating)**	$17,868,010	$17,019,280
Prestige Brands Holdings, Inc. — 9.25% 2012	10,000,000	10,031,200
Sally Holdings LLC — 10.5% 2016	21,104,000	23,056,120
Sears Roebuck Acceptance Corp. — 6.7% 2012	6,748,000	6,633,689
Toys "R" Us — 4.49619% 2012 (Floating)**	9,861,000	9,873,326
		$66,613,615
U.S. GOVERNMENT & AGENCIES — 1.7%
U.S. Treasury Note
—3.875% 2010†	$15,000,000	$15,161,719
—4.375%% 2010†	40,000,000	41,137,500
		$56,299,219
INDUSTRIAL PRODUCTS — 0.7%
KION Group
—2.49788% 2014 (Floating)**	$12,306,736	$9,230,052
—2.74788% 2015 (Floating)**	12,306,039	9,229,529
Thermadyne Holdings Corporation — 10.5% 2014	5,000,000	5,075,000
Trinity Industries, Inc — 6.5% 2014	987,000	1,004,273
		$24,538,854
MORTGAGE-BACKED — 0.5%
Federal Home Loan Mortgage Corporation — 5% 2018	$5,357,295	$5,488,121
Federal National Mortgage Association — 7.5% 2028	67,260	74,395
Stanwich Mortgage Loan Trust Series 2009-2 — 5% 2049**,††	27,024,741	11,350,391
		$16,912,907
MULTI-INDUSTRY — 0.5%
Leucadia National Corporation — 7.125% 2017	$15,967,000	$15,867,206
AUTOMOTIVE — 0.5%
Penske Automotive Group — 7.75% 2016	$16,390,000	$15,816,350
UTILITIES — 0.4%
Dynegy-Roseton Danskamme — 7.27% 2010	$113,380	$113,704
RRI Energy, Inc. — 7.625% 2014	15,230,000	14,240,050
		$14,353,754
ADVERTISING — 0.3%
Valassis Communications, Inc. — 8.25% 2015	$9,990,000	$10,264,725
BUSINESS SERVICES — 0.1%
First Data Corporation — 3.04013% 2014 (Floating)**	$4,887,500	$4,319,328

PORTFOLIO OF INVESTMENTS

March 31, 2010

	Shares or Principal Amount	Value
CONSUMER NON-DURABLES — 0.1%
Abitibi Consolidated Of Canada — 13.75% 2011*,**	$2,157,119	$2,269,569
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES — 43.6% (Cost $1,276,554,200)		$1,435,172,301
TOTAL INVESTMENT SECURITIES — 89.2% (Cost $2,544,024,089)		$2,937,639,224
SHORT-TERM INVESTMENTS — 15.0%
Short-term Corporate Notes:
Federal Home Loan Bank Discount Note
—0.09% 04/01/10	$46,250,000	$46,250,000
—0.11% 04/05/10	52,868,000	52,867,354
—0.11% 04/13/10	76,321,000	76,318,201
—0.10% 04/16/10	50,476,000	50,473,897
—0.12% 04/23/10	82,246,000	82,239,969
—0.12% 05/04/10	60,000,000	59,993,400
General Electric Capital Services Corporation — 0.16% 04/29/10	49,804,000	49,797,802
General Electric Company — 0.16% 04/30/10	74,095,000	74,085,450
State Street Bank Repurchase Agreement — 0.01% 04/01/10
(Collateralized by U.S Treasury Note — 2.375% 2014, market value $1,328,313)	1,299,000	1,299,000
TOTAL SHORT-TERM INVESTMENTS (Cost $493,325,073)		$493,325,073
TOTAL INVESTMENTS — 104.2% (Cost $3,037,349,162)		$3,430,964,297
COMMON STOCKS — SHORT
American Greetings Corporation — A	(166,200)	$(3,463,608)
Apollo Group, Inc.*	(23,600)	(1,446,444)
Apollo Investment Corporation	(490,075)	(6,238,655)
AutoNation, Inc.*	(375,100)	(6,781,808)
Avalonbay Communities, Inc.	(100,400)	(8,669,540)
Banco Bilbao Vizcaya Argentaria, S.A. (ADR)	(197,683)	(2,706,280)
Banco Popular Espanol, S.A.	(276,522)	(2,035,866)
Capital One Financial Corporation	(173,300)	(7,176,353)
Douglas Emmett	(415,400)	(6,384,698)
Eclipsys Corporation*	(145,400)	(2,890,552)
Essex Propertry Trust, Inc.	(87,900)	(7,906,605)
Federal Realty Investment Trust	(106,800)	(7,776,108)
Frontier Oil Corporation	(235,000)	(3,172,500)

PORTFOLIO OF INVESTMENTS

March 31, 2010

COMMON STOCKS — SHORT — Continued	Shares	Value
Granite Construction Incorporated	(57,700)	$(1,743,694)
Guess?, Inc.	(73,249)	(3,441,238)
HCP, Inc.	(225,600)	(7,444,800)
Henkel AG & Co KGaA	(462,139)	(24,878,514)
Hospitality Properties Trust	(182,300)	(4,366,085)
Intuitive Surgical, Inc.*	(9,900)	(3,446,487)
Jarden Corporation	(102,900)	(3,425,541)
PharMerica Corporation*	(316,600)	(5,768,452)
Pool Corporation	(143,000)	(3,237,520)
Sally Beauty Holdings, Inc.*	(239,126)	(2,133,004)
Scientific Games Corporation*	(126,500)	(1,781,120)
Snap-on Incorporated	(8,600)	(372,724)
TCF Financial Corporation	(156,900)	(2,500,986)
Tesoro Corporation	(325,000)	(4,517,500)
Texas Roadhouse, Inc. — A*	(297,000)	(4,125,330)
Treehouse Foods Inc.*	(40,700)	(1,785,509)
Urban Outfitters, Inc.*	(130,900)	(4,978,127)
V.F. Corporation	(47,200)	(3,783,080)
Ventas Inc.	(61,800)	(2,934,264)
Verizon Communications Inc.	(735,000)	(22,799,700)
VistaPrint Limited*	(91,900)	(5,261,275)
West Marine, Inc.*	(33,144)	(359,612)
TOTAL COMMON STOCKS — SHORT — (5.5)% (Proceeds $169,577,632)		$(181,733,579)
Other assets and liabilities, net — 1.3%		$42,479,866
TOTAL NET ASSETS — 100.0%		$3,291,710,584

*  Non-income producing security

**  Restricted security. These restricted securities constituted 7.6% of total net assets at March 31, 2010.

†  Security segregated as collateral for common stocks sold short.

††  These securities have been valued in good faith by the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 1.3% of total net assets at March 31, 2010.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010

ASSETS
Investments at value:
Investment securities — at market value (identified cost $2,544,024,089)	$2,937,639,224
Short-term investments — at amortized cost (maturities 60 days or less)	493,325,073	$3,430,964,297
Cash		266
Deposits for securities sold short		99,958,200
Receivable for:
Capital stock sold	$21,453,935
Dividends and accrued interest	10,482,434	31,936,369
		$3,562,859,132
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $169,577,632)	$181,733,579
Investment securities purchased	84,665,404
Advisory fees and financial services	2,881,214
Capital stock repurchased	654,194
Dividends on securities sold short	480,591
Accrued expenses	447,162
Other liabilities	286,404	271,148,548
NET ASSETS		$3,291,710,584
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 127,193,612 outstanding shares		$2,866,327,638
Undistributed net realized gain on investments		26,656,076
Undistributed net investment income		17,267,682
Unrealized appreciation of investments		381,459,188
NET ASSETS		$3,291,710,584
NET ASSET VALUE
Offering and redemption price per share		$25.88

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2010

INVESTMENT INCOME
Interest		$45,907,881
Dividends		14,254,612
		$60,162,493
EXPENSES:
Advisory fees	$21,934,003
Short sale dividend expense	3,805,780
Financial services	2,193,400
Transfer agent fees and expenses	1,757,423
Custodian fees and expenses	147,378
Reports to shareholders	90,445
Trustees' fees and expenses	78,676
Registration fees	76,570
Audit and tax fees	48,340
Legal fees	42,408
Other expenses	130,429	30,304,852
Net investment income		$29,857,641
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Net realized gain on sale of investment securities	$87,359,801
Net realized loss on sale of investment securities sold short	(19,569,273)
Net realized gain on investments		$67,790,528
Change in unrealized appreciation of investments:
Investment securities	$547,963,279
Investment securities sold short	(45,151,057)
Change in unrealized appreciation of investments		502,812,222
Net realized and unrealized gain on investments		$570,602,750
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$600,460,391

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2010		Year Ended March 31, 2009
CHANGES IN NET ASSETS
Operations:
Net investment income	$29,857,641		$20,659,256
Net realized gain (loss) on investments	67,790,528		(33,776,344)
Change in unrealized appreciation (depreciation) of investments	502,812,222		(283,001,604)
Change in net assets resulting from operations		$600,460,391		$(296,118,692)
Distributions to shareholders from:
Net investment income	$(27,006,855)		$(20,024,527)
Net realized capital gains	—	(27,006,855)	(11,733,860)	(31,758,387)
Capital Stock transactions:
Proceeds from Capital Stock sold	$1,734,892,115		$645,622,363
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	22,874,924		27,828,280
Cost of Capital Stock repurchased*	(302,570,597)	1,455,196,442	(328,678,398)	344,772,245
Total change in net assets		$2,028,649,978		$16,895,166
NET ASSETS
Beginning of year		1,263,060,606		1,246,165,440
End of year		$3,291,710,584		$1,263,060,606
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		72,935,068		30,850,653
Shares issued to shareholders upon reinvestment of dividends and distributions		981,326		1,191,555
Shares of Capital Stock repurchased		(12,818,876)		(15,819,280)
Change in Capital Stock outstanding		61,097,518		16,222,928

*  Net of redemption fees of $419,508 and $281,213 for the years ended March 31, 2010 and 2009, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2010	2009	2008	2007	2006
Per share operating performance:
Net asset value at beginning of year	$19.11	$24.99	$26.98	$26.47	$24.18
Income from investment operations:
Net investment income	$0.31	$0.35	$0.59	$0.72	$0.39
Net realized and unrealized gain (loss) on investment securities	6.77	(5.63)	0.33	1.66	2.82
Total from investment operations	$7.08	$(5.28)	$0.92	$2.38	$3.21
Less distributions:
Dividends from net investment income	$(0.31)	$(0.37)	$(0.75)	$(0.53)	$(0.33)
Distributions from net realized capital gains	—	(0.23)	(2.16)	(1.34)	(0.59)
Total distributions	$(0.31)	$(0.60)	$(2.91)	$(1.87)	$(0.92)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$25.88	$19.11	$24.99	$26.98	$26.47
Total investment return**	37.22%	(21.57)%	3.30%	9.26%	13.52%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$3,291,711	$1,263,061	$1,246,165	$1,407,249	$1,374,055
Ratio of expenses to average net assets	1.34%†	1.50%†	1.34%†	1.35%†	1.39%†
Ratio of net investment income to average net assets	1.32%	1.65%	2.06%	2.68%	1.45%
Portfolio turnover rate	32%	32%	29%	29%	24%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions.

†  For the years ended March 31, 2010, 2009, 2008, 2007 and 2006, the expense ratio includes short sale dividend expense equal to 0.17%, 0.27%, 0.12%, 0.10% and 0.11% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2010

NOTE 1 — Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At March 31, 2010, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund values securities pursuant to policies and procedures approved by the Board of Trustees. Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. The Fund receives additional pricing information from independent pricing vendors that also use information provided by market makers or estimates of values obtained from data relating to securities with similar characteristics. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available from the sources above are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Reclassification of Capital Accounts

As of March 31, 2010, $6,043,414 of undistributed net realized gains was reclassified to undistributed net investment income in order to conform to accounting required by income tax regulations.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

NOTES TO FINANCIAL STATEMENTS

Continued

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $2,021,930,580 for the year ended March 31, 2010. The proceeds and cost of securities sold resulting in net realized gains of $67,790,528 aggregated $1,033,134,328 and $965,343,800, respectively, for the year ended March 31, 2010. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2010, were as follows:

Undistributed Ordinary Income	$12,154,199
Undistributed Net Realized Gains	$26,885,006

The tax status of distributions paid during the fiscal year ended March 31, 2010 and 2009 was as follows:

	2010	2009
Dividends from Ordinary Income	$27,006,855	$20,024,527
Distributions from Long-term Capital Gains	—	$11,733,860

The cost of investment securities (excluding securities sold short) held at March 31, 2010, for federal income tax purposes was $2,539,013,255. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2010, for federal income tax purposes was $432,082,733 and $33,456,764, respectively resulting in net unrealized appreciation of $398,625,969. As of and during the year ended March 31, 2010, the Fund did not

NOTES TO FINANCIAL STATEMENTS

Continued

have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2006 or by state tax authorities for years ended on or before March 31, 2005.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

For the year ended March 31, 2010, the Fund paid aggregate fees of $78,515 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended March 31, 2010, the Fund collected $419,508 in redemption fees, which amounts to less than $0.01 per share.

NOTE 8 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 9 — Disclosure of Fair Value Measurements

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing

NOTES TO FINANCIAL STATEMENTS

Continued

the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2010:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks – Long*	$1,384,795,037	$16,007,221	$1,410,839	$1,402,213,097
Limited Partnership	—	—	30,578,150	30,578,150
Convertible Bonds & Debentures:
Corporate	—	69,675,676	—	69,675,676
Non-Convertible Bonds & Debentures:
Corporate	—	634,993,152	—	634,993,152
U.S. Government & Agencies	783,266,242	—	—	783,266,242
Mortgage-Backed	—	5,562,516	11,350,391	16,912,907
Short-Term Investments**	—	493,325,073	—	493,325,073
	$2,168,061,279	$1,219,563,638	$43,339,380	$3,430,964,297
Common Stocks – Short	$(181,733,579)	—	—	$(181,733,579)

*  All common stocks are classified under Level 1, except for the Countrywide Holdings, Ltd. which are classified under Level 2. The Portfolio of Investments provides further information on major security types.

**  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended March 31, 2010:

Investments	Beginning Value at March 31, 2009	Net Realized and Unrealized Gains (Losses)*	Net Purchases (Sales)	Net Transfers In (Out)	Ending Value at March 31, 2010
Common Stocks – Long	$1,899,458	$(488,619)	—	—	$1,410,839
Limited Partnership	—	578,150	$30,000,000	—	30,578,150
Non-Convertible Bonds & Debentures:
Corporate	2,819,042	1,076,773	(3,895,815)	—	—
Mortgage-Backed	—	187,453	11,162,938	—	11,350,391
	$4,718,500	$1,353,757	$37,267,123	—	$43,339,380

*  Net realized gain (loss) and unrealized appreciation (depreciation) are included in the related amounts in the statement of operations.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 10 — Subsequent Events

As of the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

NOTE 11 — New Accounting Pronouncement

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis) and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years). The Adviser is currently assessing the impact that the adoption of ASU 2010-06 will have on the Fund's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of March 31, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 7, 2010

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2010 (unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA Crescent Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2009	$1,000.00	$1,000.00
Ending Account Value March 31, 2010	$1,105.98	$1,018.39
Expenses Paid During Period*	$6.88	$6.61

*  Expenses are equal to the Fund's annualized expense ratio of 1.31%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2010 (182/365 days).

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (74)*	Trustee & Chairman† Years Served: 7	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (73)*	Trustee† Years Served: 1	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Alfred E. Osborne, Jr. – (65)*	Trustee† Years Served: 7	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Independent Directors Council, Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (67)*	Trustee† Years Served: 4	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (69)*	Trustee† Years Served: <1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	3	California Council on Economic Education

Steven Romick – (47)	Trustee,† President & Chief Investment Officer Years Served: 16	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	1	Arden Group, Inc.

Eric S. Ende – (65)	Vice President Years Served: 7	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (49)	Treasurer Years Served: 7	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (53)	Chief Compliance Officer Years Served: 7	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (55)	Secretary Years Served: 7	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (43)	Assistant Treasurer Years Served: 4	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, Massachusetts 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2009 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                    Principal Accountant Fees and Services.

	2009	2010
(a) Audit Fees	$41,000	$42,600
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$6,875	$7,150
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form  N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)       Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  May 21, 2010

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:  May 21, 2010